EXHIBIT 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States
Code), the undersigned officer of Interplay Entertainment Corp., a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "10-K Report") that:

         (1)      the  10-K  Report  fully  complies  with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to Interplay Entertainment Corp. and will be retained by Interplay Entertainment Corp. and furnished to the Securities and Exchange Commission or its staff upon request.


Date:    March 31, 2003

                                                 /s/ Herve Caen
                                                 -------------------------------
                                                 Herve Caen
                                                 Chief Executive Officer and
                                                 Interim Chief Financial Officer


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